UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21380
                                                    ----------------------------

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           -------------

                      Date of fiscal year end: NOVEMBER 30
                                              ------------

                     Date of reporting period: MAY 31, 2006
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                [GRAPHIC OMITTED]



                          FLAHERTY & CRUMRINE/CLAYMORE
                          ============================
                                TOTAL RETURN FUND

                                   SEMI-ANNUAL
                                     REPORT

                                  MAY 31, 2006

                               www.fcclaymore.com

FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

To the  Shareholders  of the  Flaherty &  Crumrine/Claymore  Total  Return  Fund
("FLC"):

      The investment environment has been challenging during the first half of fiscal 2006 as long-term interest rates increased substantially. Despite this challenging environment, we are pleased to report the Fund's interest rate hedging strategy has brought the Fund through the weak bond market to date in relatively good shape. During the most recent fiscal quarter ended May 31st, the Fund's total return on Net Asset Value ("NAV") declined 0.4%(1). Viewed over the first two fiscal quarters of 2006, the total return on NAV INCREASED by a respectable 2.5%(1). For a further discussion of the Fund's recent NAV performance, please see the following Q&A section.

      As shown in the table below, over longer time periods the Fund has produced competitive results based on NAV, especially considering its interest rate hedging strategy has, on balance, been a cost. For comparison purposes, we have included the average total return earned on all funds in the Lipper Domestic Investment Grade Bond Funds category(3). Because the investment strategies including the interest rate hedge we use in the Fund typically differ significantly from those of the bond funds, we believe that FLC provides a superior way of accomplishing a similar income objective.

--------------------------------------------------------------------------------

                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                         FOR PERIODS ENDED MAY 31, 2006

                                                                     ONE        TWO      LIFE OF
                                                                     YEAR       YEAR     FUND(2)
                                                                     ----       ----     -------
      Flaherty & Crumrine/Claymore Total Return Fund ..........      0.5%       5.0%       4.8%
      Lipper Domestic Investment Grade Bond Funds(3) ..........      1.6%       4.8%       5.1%

----------
(1) Based on data published by Lipper Inc. in each calendar month during the relevant periods. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.

(2)   Since inception on August 29, 2003.

(3) Includes all U.S. Government bond, mortgage bond and term trust and investment grade bond funds in Lipper's closed-end fund database at each point in time.

--------------------------------------------------------------------------------

      Long-term interest rates have been on the rise since last September, but the trend accelerated during the past fiscal quarter. We began the quarter with yields on long-term U.S. Treasury bonds hovering around 4.6%; by the end of May, these yields were above 5.3%. When interest rates move like this, the impact on bond prices is dramatic - the price of long-term Treasuries declined by more than 9% during the quarter.

      It is precisely for times like these that the Fund employs its "safety net" hedging strategy. Rising long-term interest rates cause the value of the Fund's investments to decline, but the Fund's interest rate hedges help moderate the impact, limiting the net decline in the Fund's NAV.

      Recall that our hedge positions are analogous to an insurance policy. We make regular "premium" payments to buy protection against rising long-term interest rates. In order to keep the cost of these payments down, we typically structure the hedge with a "deductible," meaning some portion of the loss must be absorbed by the Fund before we can collect on the policy. If long-term interest rates increase significantly, the hedge position will help offset the decline in the value of the portfolio. This was the experience during the 2nd fiscal quarter.

      In addition to helping protect the value of the portfolio in a weak fixed-income market, the hedging strategy also helps support the Fund's dividend through reinvestment of the hedge profits in income-producing securities. Please see the following Q&A section for more on how the hedging strategies affect the Fund's NAV and distributable income.

      Good news for Fund shareholders arrived in the recently adopted tax bill, which extended the 15% and 5% tax brackets on "Qualified Dividend Income" ("QDI") and long-term capital gains through 2010. Although the Fund does not focus on securities paying QDI, over the past several years at least 25% of the Fund's income has been eligible as QDI. While we can't predict the level of the QDI percentage in the future, extension of these lower brackets will certainly benefit shareholders.

      Neither fish nor fowl, with characteristics of both debt and equity, preferred securities can serve a wide range of financing needs. At the same time, these mixed characteristics leave room for differing opinions on how to view preferreds. Whether investor or issuer, credit agency or regulator, accountants or the IRS; all have different approaches for treating preferred securities. For a discussion of these mixed characteristics and how we attempt to benefit from them, please take a look at the update on the preferred market in the following Q&A section.

      We hope investors will take advantage of the Fund's website, WWW.FCCLAYMORE.COM. It contains a wide range of useful and up-to-date information about the Fund. In addition, some of the topics mentioned above are analyzed in greater depth in the Frequently Asked Questions section of the website.

      Sincerely,


      /s/ Donald F. Crumrine                         /s/ Robert M. Ettinger

      Donald F. Crumrine                             Robert M. Ettinger
      Chairman of the Board                          President

      July 10, 2006

                               QUESTIONS & ANSWERS

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE?

      One method we have used in the past to better communicate the Fund's net asset value (NAV) performance is to begin with the total return on the Fund's securities portfolio, and progressively adjust for the impact of hedging, expenses and leverage to arrive at the total return based on NAV (which includes all of these factors). As mentioned in the shareholder's letter, the bond market weakened significantly over the three months ended May 31st, accelerating the sell off which began last year. While preferred securities performed much better than long-term U.S. Treasuries and many other sectors of the fixed-income market, the Fund's unhedged securities portfolio still produced a negative total return of -1.9% during the recent fiscal quarter, and only +1.3% over the fiscal year-to-date.

      The bright spot so far this fiscal year has been the degree to which the interest rate hedge helped insulate the Fund's portfolio from a more significant decline due to the recent rise in long-term interest rates. During the Fund's 2nd fiscal quarter, the hedge improved results by +2.4%. During the Fund's 1st fiscal quarter, long-term interest rates actually declined and the interest rate hedge cost the Fund money. Consequently, over the full fiscal year-to-date, the hedge improved results by +1.7%.

      The benefit of leverage and the cost of the Fund's expenses generally offset each other to some extent, and they have again this year. However, as the cost of the Fund's leverage has increased over the past two years (see the Q&A regarding leverage below), less incremental income on the Fund's leveraged investments is available to offset the expense burden. In both the 2nd fiscal quarter and fiscal year-to-date, this was true. The total returns on NAV of -0.4% for the quarter and +2.5% for the fiscal year-to-date discussed in the shareholders' letter were below those of the hedged investment portfolio because the total returns on NAV include the impact of leverage and expenses.

COULD YOU REMIND ME AGAIN THE PURPOSE OF THE INTEREST RATE HEDGE?

      The interest rate hedge has two purposes. The first is to help offset a decline in the value of the Fund's securities portfolio (and therefore its NAV) caused by a significant rise in long-term interest rates. The Fund purchases out-of-the-money put options on US Treasury futures whose price movements are correlated (albeit not perfectly) with those of the Fund's securities portfolio.

      During a period of rising long-term interest rates, the Fund will initially experience a reduction in NAV, as the hedge tightens and only partially offsets the decline in the value of the securities portfolio. However, if interest rates continue to increase, the put options and/or related derivatives would be expected to appreciate in value and offset an increasing proportion of the decline in the value of the Fund's investments. As with insurance premiums paid on a house, these types of hedging instruments expire worthless if long-term interest rates either fall or do not change much, analogous to paying for insurance when the house doesn't burn down.

      The second purpose of the safety-net hedge is to generate additional income following a significant increase in long-term interest rates. This can be achieved by investing realized gains from the interest rate hedge in additional income producing securities. If long-term interest rates increase sufficiently, the additional income received helps support and possibly increase the Fund's monthly dividend rate.

PLEASE UPDATE ME ON DEVELOPMENTS IN THE PREFERRED MARKET.

      As we have previously discussed with readers, the preferred market consists of two main segments -"traditional" preferred stock that pays dividends eligible as Qualified Dividend Income ("QDI") and taxable or "hybrid" preferred securities that pay fully taxable interest. These two preferred market segments have always existed in a grey area on an issuer's balance sheet between debt and equity, and differing viewpoints over their status have been a constant theme as far back as we can remember. Early last year, Moody's Investors Services attempted to reduce the confusion by clarifying their credit rating treatment for securities issued in each segment. Their doing so prompted significant growth in the preferred market, but confusion returned as various regulators (representing both issuers and purchasers) have applied different approaches to characterizing these newer preferreds. The result has been a great deal of volatility in preferred securities' prices.

      There is nothing unusual going on here. As long as clever Wall Street bankers continue to cook up variants on the two basic segments, confusion will persist. And in confusion lies opportunity, as the turmoil contributes to the preferred market's inefficiency and allows us to attempt to benefit from these inefficiencies to add value to the Fund. We look forward to being able to continue to take advantage of the preferred market's inefficiencies in the future.

ARE THERE ANY FEDERAL TAX ADVANTAGES TO INVESTING IN PREFERRED SECURITIES?

      Yes, and these benefits have been recently extended until 2010. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the maximum rate paid by individuals on QDI to 15% or 5% (depending on an individual's income). As mentioned in the shareholder's letter, the recently adopted Tax Increase Protection and Reconciliation Act of 2005 extends these lowered QDI rates from 2008 until 2010. Prior to 2003, dividend income was typically taxed at the same rate as ordinary income.

      To be eligible for the lower tax rate as QDI, the dividend must be paid from a company's after-tax income. For this reason, it is important to understand the difference between taxable (or "hybrid") preferred securities and traditional preferred stock. Hybrid preferreds pay interest, which the issuer can deduct from revenue in determining its taxable income. Traditional preferreds pay dividends, which are distributed from income after corporate taxes have been paid. Because of the different tax treatment, hybrid preferred securities normally have a higher yield than traditional preferred stocks.

      For the investor, interest from hybrids is taxed as ordinary income, while dividends from traditional preferreds may be taxed at the new, lower rate. As a result, an investor in a low tax bracket or an IRA investor is more likely to purchase taxable preferreds for the higher pre-tax income, while an investor in a high tax bracket may prefer the QDI issue for the higher after-tax income. But this isn't always the case. The market tends to offset the tax impact pretty effectively, and securities that pay QDI will usually yield less (before taxes) than those that pay interest.

      Under normal conditions, the Fund will generally allocate a larger proportion of its assets to hybrid preferred securities and corporate bonds than traditional preferreds. However, in recent years the Fund has had in excess of 25% of its income eligible for QDI treatment. Of course, it is important to remember the composition of the portfolio and the income distributions can change from one year to the next, and the QDI portions of one year's distributions may not be the same (or even similar) to another year's.

DOES LEVERAGE BENEFIT THE FUND EVEN WHEN THE U.S. TREASURY YIELD CURVE IS FLAT OR INVERTED?

      Yes,  as  long  as  short-term  U.S.   Treasury  interest  rates  are  not
dramatically above long-term rates, the Fund continues to benefit from the use of leverage in a flat or inverted yield curve.

      Leverage is the use of borrowed funds to improve one's rate of return from an investment with a corresponding increase in risk. FLC acquires its additional funds to enhance the total return of the portfolio through the issuance of Auction Market Preferred Stock (AMPS).

      Generally, the rate paid on the AMPS is well below the rate the Fund can earn on the investment portfolio and, due to a tax advantage for qualified AMPS investors, the rate the Fund pays on the AMPS is relatively low compared with other means of financing. The additional cash flow generated by leverage enhances the income available for distribution to Common Stock Shareholders.

      The incremental income is greatest when the "spread" between the income generated by the portfolio and the rate paid on the AMPS is wide. However, the converse is also true; as the U.S Treasury yield curve "flattens" (short-term rates and long-term rates approach equality), the amount of additional income generated by the leverage will decrease. The Fund still benefits from additional income generated by the leverage, just not as much as when the Treasury yield curve is steeper. Of course, nothing is that simple. The Fund's income is determined by several factors, the cost of leverage being only one.

      In the case of an inverted U.S. Treasury yield curve (short-term rates are higher than long-term rates) the Fund should continue to benefit from the use of leverage. Preferred securities generally trade at yields higher than the Treasury yields, commonly referred to as the "credit spread". So, although the Treasury curve may be inverted, the preferred securities in the portfolio will ordinarily continue to have a higher return than the short-term rates the Fund pays for its leverage.

CAN I REINVEST DIVIDENDS DIRECTLY INTO THE FUND AND IS THERE ANY BENEFIT OVER PURCHASING SHARES IN THE OPEN MARKET?

      The answer to both questions is yes. The Fund's Dividend Reinvestment Plan (the "DRIP") provides a means of acquiring additional shares of the Fund without paying the full market premium, if any. When the market price is above NAV, new shares will be issued to participants in the Plan at the higher of NAV or 95% of the then current market price. Participating shareholders can therefore receive a discount on their reinvested shares of up to 5% of the market price.

      If the market price of the shares is below the NAV, the Plan purchases shares in the open market. The brokerage commission charged for acquiring these shares is competitive with most "discount" brokers.

      Shareholders should be aware that not all broker-dealers participate in the Fund's dividend reinvestment plan. If your shares are held in a brokerage account, ask your broker if his/her firm is set up to participate. If you hold your shares in certificate form, or if you would just like more information, call PFPC Inc., at 1-800-331-1710.

PLEASE VISIT THE FREQUENTLY ASKED QUESTIONS SECTION ON THE FUND'S WEBSITE AT WWW.FCCLAYMORE.COM FOR FURTHER DISCUSSION ON THE ABOVE TOPICS AS WELL AS OTHER INFORMATION ABOUT THE FUND.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OVERVIEW
MAY 31, 2006 (UNAUDITED)
-----------------------------------------------------------

FUND STATISTICS ON 05/31/06
--------------------------------------------------------------------------------
Net Asset Value                                                      $    22.15

Market Price                                                         $    19.60

Discount                                                                  11.51%

Yield on Market Price                                                      7.81%

Common Shares Outstanding                                             9,776,333

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

Other                                                                         6%
Oil and Gas                                                                   3%
Financial Services                                                            7%
Banks                                                                        31%
REITs                                                                         8%
Insurance                                                                    18%
Utilities                                                                    27%

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AAA                                                                         0.8%

AA                                                                          1.9%

A                                                                          26.7%

BBB                                                                        49.2%

BB                                                                         12.3%

B                                                                           1.6%

Not Rated                                                                   6.5%
--------------------------------------------------------------------------------
Below Investment Grade*                                                    16.2%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

TOP 10 HOLDINGS BY ISSUER                                         % OF PORTFOLIO
--------------------------------------------------------------------------------
Wachovia Corp.                                                              3.7%

North Fork Bancorporation                                                   3.2%

Dominion Resources                                                          3.0%

PS Business Parks                                                           2.7%

Nexen, Inc.                                                                 2.6%

Midamerican Energy                                                          2.3%

Interstate Power & Light                                                    2.2%

FBOP Corporation                                                            2.0%

St. Paul Travelers                                                          2.0%

UnumProvident Corp.                                                         2.0%

                                                                                             % OF PORTFOLIO**
-------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                 27%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)             19%
-------------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2006 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

PREFERRED SECURITIES -- 79.0%
               BANKING -- 30.9%
---------------------------------------------------------------------------------------------------------------------------
$  5,750,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B ............         $     6,596,687
               Auction Pass-Through Trust, CI. B:
          15     Series 2006-5, Variable Rate Pfd., 144A**** .................................                 401,250*
          15     Series 2006-6, Variable Rate Pfd., 144A**** .................................                 401,250*
      10,900   BAC Capital Trust II, 7.00% Pfd. 02/01/32 .....................................                 274,244
      12,750   BAC Capital Trust III, 7.00% Pfd. .............................................                 321,427
      50,900   Bank One Capital Trust VI, 7.20% Pfd. .........................................               1,279,371
$  1,850,000   Barclays Bank PLC, Adj. Rate Pfd. .............................................               1,704,914**(1)
      33,750   Capital One Capital II, 7.50% Pfd. 06/15/66 ...................................                 833,794
      20,000   Citigroup Capital VIII, 6.95% Pfd. 09/15/31 ...................................                 500,800
      40,000   Cobank, ACB, 7.00% Pfd., 144A**** .............................................               2,055,200*
      20,000   Colonial Capital Trust IV, 7.875% Pfd. ........................................                 508,700
      11,000   Comerica (Imperial) Capital Trust I, 7.60% Pfd. 07/01/50 ......................                 278,850
       7,000   FBOP Corporation, Adj. Rate Pfd., 144A**** ....................................               7,052,500*
$  2,000,000   First Chicago NBD Capital A, 7.95% 12/01/26 Capital Security, 144A**** ........               2,092,130
$    400,000   First Empire Capital Trust I, 8.234% 02/01/27 Capital Security ................                 421,166
$  1,900,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B ..........               2,016,736(1)
               First Republic Bank:
     160,000     6.25% Pfd. ..................................................................               3,881,600*
      23,898     7.25% Pfd. ..................................................................                 591,834
$  1,000,000   Fleet Capital Trust II, 7.92% 12/11/26 Capital Security .......................               1,048,350
      23,100   Fleet Capital Trust VII, 7.20% Pfd. 12/15/31 ..................................                 586,393
           2   FT Real Estate Securities Company, 9.50% Pfd., 144A**** .......................               2,601,469
$  7,100,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security ...................               7,596,574
$  4,500,000   HBOS Capital Funding LP, 6.85% Pfd. ...........................................               4,389,615(1)
$  3,000,000   Haven Capital Trust I, 10.46% 02/01/27 Capital Security .......................               3,233,190
$    855,000   HSBC Capital Trust II, 8.38% 05/15/27 Capital Security, 144A**** ..............                 906,988(1)
      22,000   HSBC Holdings PLC, 6.20% Pfd., Series A .......................................                 518,210**(1)
     200,000   HSBC USA, Inc., 6.50% Pfd., Series H ..........................................               5,020,000*
               ING Groep NV:
      36,000     7.05% Pfd. ..................................................................                 902,520**(1)
      67,500     7.20% Pfd. ..................................................................               1,707,750**(1)
       2,700   JPMorgan Chase Capital IX, 7.50% Pfd. 02/15/31 ................................                  68,189
       3,200   JPMorgan Chase Capital X, 7.00% Pfd. 02/15/32, Series J .......................                  80,192
          10   Marshall & Ilsley Investment II, 8.875% Pfd., 144A**** ........................               1,018,244
$  2,500,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security ...................               2,631,750
$    810,000   North Fork Capital Trust II, 8.00% 12/15/27 Capital Security ..................                 859,552

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
-----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               BANKING -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
     141,059   PFGI Capital Corporation, 7.75% Pfd. ..........................................         $     3,635,090
$  4,000,000   RBS Capital Trust B, 6.80% Pfd. ...............................................               3,911,980**(1)
               Roslyn Real Estate:
          25     8.95% Pfd., Series C, 144A**** ..............................................               2,602,423
          10     Adj. Rate Pfd., Series D, 144A**** ..........................................               1,008,750
      35,000   Royal Bank of Scotland Group PLC, 6.75% Pfd., Series Q ........................                 861,700**(1)
      33,100   Sovereign Bancorp, 7.30% Pfd., Series C .......................................                 848,188*
     159,025   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ................................               3,999,479
      10,000   SunTrust Capital V, 7.05% Pfd. 12/15/31 .......................................                 252,050
$  5,050,000   Union Planters Capital Trust, 8.20% 12/15/26 Capital Security .................               5,294,269
      19,000   USB Capital V, 7.25% Pfd. 12/15/31 ............................................                 481,650
      12,600   USB Capital VIII, 6.35% Pfd. 12/29/65 .........................................                 297,297
      17,500   USB Capital X, 6.50% Pfd. 04/12/66 ............................................                 418,075
$  5,000,000   Wachovia Capital Trust I, 7.64% 01/15/27 Capital Security, 144A**** ...........               5,225,050
$    670,000   Wachovia Capital Trust V, 7.965% 06/01/27 Capital Security, 144A**** ..........                 705,889
     257,500   Wachovia Preferred Funding, 7.25% Pfd., Series A ..............................               6,890,700
$  1,800,000   Washington Mutual Preferred Funding, Variable Rate Pfd., 144A**** .............               1,728,459
$  4,000,000   Webster Capital Trust I, 9.36% 01/29/27 Capital Security, 144A**** ............               4,255,920
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           106,798,408
                                                                                                       ---------------
               FINANCIAL SERVICES -- 5.0%
---------------------------------------------------------------------------------------------------------------------------
     200,000   Goldman Sachs Group, Inc., Adj. Rate Pfd., Series D ...........................               5,043,000*
$  3,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** ............................               3,020,700
       4,500   Merrill Lynch Capital Trust III, 7.00% Pfd. ...................................                 113,715
     121,150   Merrill Lynch Capital Trust V, 7.28% Pfd. .....................................               3,119,612
       3,000   Merrill Lynch Series II STRIPES Custodial Receipts, Pvt. ......................               2,973,000*
      17,200   Morgan Stanley Capital Trust II, 7.25% Pfd. ...................................                 431,634
      15,000   Morgan Stanley Capital Trust IV, 6.25% Pfd. ...................................                 347,925
       9,100   Morgan Stanley Capital Trust V, 5.75% Pfd. ....................................                 197,197
      85,700   Morgan Stanley Capital Trust VI, 6.60% Pfd. ...................................               2,073,512
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            17,320,295
                                                                                                       ---------------
               INSURANCE -- 12.5%
---------------------------------------------------------------------------------------------------------------------------
      15,000   AAG Holding Company, Inc., 7.25% Pfd. .........................................                 367,500
     177,380   ACE Ltd., 7.80% Pfd., Series C ................................................               4,542,702**(1)
      30,000   Aegon NV, 6.50% Pfd. ..........................................................                 718,650**(1)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2006 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
$  5,920,000   AON Capital Trust A, 8.205% 01/01/27 Capital Security .........................         $     6,511,704
      30,600   Arch Capital Group Ltd., 8.00% Pfd. ...........................................                 763,317**(1)
               Axis Capital Holdings:
      54,550     7.25% Pfd., Series A ........................................................               1,332,656**(1)
      27,900     Variable Rate Pfd., Series B ................................................               2,782,467(1)
      70,900   Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45 ............................               1,645,235
      29,400   Endurance Specialty Holdings, 7.75% Pfd. ......................................                 701,043**(1)
     191,700   Everest Re Capital Trust II, 6.20% Pfd., Series B .............................               4,077,459(1)
       5,000   Lincoln National Corporation, 6.75% Pfd. 04/20/66 .............................                 118,575
               PartnerRe Ltd.:
      10,000     6.50% Pfd., Series D ........................................................                 223,800**(1)
      33,000     6.75% Pfd., Series C ........................................................                 769,560**(1)
     111,000   Principal Financial Group, 6.518% Pfd. ........................................               2,952,045*
               Renaissancere Holdings Ltd.:
     128,350     6.08% Pfd., Series C ........................................................               2,701,768**(1)
      14,787     8.10% Pfd., Series A ........................................................                 370,414**(1)
     109,000   Scottish Re Group Ltd., 7.25% Pfd. ............................................               2,725,000**(1)
      53,360   St. Paul Capital Trust I, 7.60% Pfd. 10/15/50 .................................               1,348,407
$  1,906,000   Sun Life Canada Capital Trust, 8.526% Capital Security, 144A**** ..............               2,013,632(1)
$  4,815,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A**** .....................               5,560,482
      30,000   XL Capital Ltd., 7.625% Pfd., Series B ........................................                 761,700**(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            42,988,116
                                                                                                       ---------------
               UTILITIES -- 19.8%
---------------------------------------------------------------------------------------------------------------------------
$    357,000   AGL Capital Trust, 8.17% 06/01/37 Capital Security ............................                 377,083
      20,000   Alabama Power Company, 5.20% Pfd. .............................................                 443,500*
      45,700   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 .....................               4,750,286*
     170,000   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ..............................               7,793,650
$    750,000   COMED Financing II, 8.50% 01/15/27 Capital Security, Series B .................                 789,727
$  2,375,000   COMED Financing III, 6.35% 03/15/33 Capital Security ..........................               2,153,151
$  2,500,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 Capital Security ...........               2,645,112
      10,000   Dominion Resources Capital Trust II, 8.40% Pfd. 01/30/41 ......................                 253,550
$  6,750,000   Dominion Resources Capital Trust III, 8.40% 01/15/31 Capital Security .........               7,557,773
      20,000   Duquesne Light Company, 6.50% Pfd. ............................................               1,019,500*
      20,000   Energy East Capital Trust I, 8.25% Pfd. .......................................                 506,300
     145,000   Entergy Arkansas, Inc., 6.45% Pfd. ............................................               3,667,050*
      50,000   Entergy Louisiana, Inc., 6.95% Pfd., 144A**** .................................               5,076,500*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
-----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      73,200   FPC Capital I, 7.10% Pfd., Series A ...........................................         $     1,821,582
      48,700   Georgia Power Capital Trust V, 7.125% Pfd. 03/31/42 ...........................               1,237,954
$  4,500,000   Houston Light & Power Capital Trust II, 8.257% 02/01/37 Capital Security ......               4,718,205
      30,445   Indianapolis Power & Light Company, 5.65% Pfd. ................................               2,648,258*
               Interstate Power & Light Company:
      90,000     7.10% Pfd., Series C ........................................................               2,356,650*
      38,600     8.375% Pfd., Series B .......................................................               1,204,513*
$  5,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 Capital Security .................               4,307,475
      16,200   PSEG Funding Trust II, 8.75% Pfd. .............................................                 424,035
$  1,800,000   Puget Sound Energy Capital Trust, 8.231% 06/01/27 Capital Security, Series B ..               1,899,477
      22,500   Southern California Edison, 6.00% Pfd. ........................................               2,127,533*
     151,100   Southern Union Company, 7.55% Pfd.                                                            3,923,312*
      10,000   Southwest Gas Capital II, 7.70% Pfd. ..........................................                 257,850
       5,000   Union Electric Company, $7.64 Pfd. ............................................                 517,925*
       5,000   Virginia Electric & Power Company, $6.98 Pfd. .................................                 513,225*
      30,000   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 ............................                 754,650
      18,000   Vectren Utility Holdings, 7.25% Pfd. 10/15/31 .................................                 452,790
      85,137   Wisconsin Power & Light Company, 6.50% Pfd. ...................................               2,123,317*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            68,321,933
                                                                                                       ---------------
               OIL AND GAS -- 0.8%
---------------------------------------------------------------------------------------------------------------------------
       2,750   EOG Resources, Inc., 7.195% Pfd., Series B ....................................               2,857,195*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,857,195
                                                                                                       ---------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 8.4%
---------------------------------------------------------------------------------------------------------------------------
               BRE Properties, Inc.:
       6,000     6.75% Pfd., REIT, Series C ..................................................                 142,560
      44,000     6.75% Pfd., REIT, Series D ..................................................               1,043,240
      24,500     8.08% Pfd., REIT, Series B ..................................................                 623,892
      38,750   Carramerica Realty Corporation, 7.50% Pfd., REIT, Series E ....................                 971,075
               Duke Realty Corporation:
      34,800     6.50% Pfd., REIT, Series K ..................................................                 805,446
         300     6.60% Pfd., REIT, Series L ..................................................                   6,957
      15,849     6.625% Pfd., REIT, Series J .................................................                 372,848
      20,780     6.95% Pfd., REIT, Series M ..................................................                 510,876
      20,000   Equity Office Property Trust, 7.75% Pfd., REIT, Series G ......................                 503,000
      85,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K .....................               4,918,950

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2006 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

PREFERRED SECURITIES -- (CONTINUED)
                REAL ESTATE INVESTMENT TRUST (REIT) -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
               PS Business Parks, Inc.:
      57,000     6.875% Pfd., REIT, Series I .................................................         $     1,338,360
      81,900     7.00% Pfd., REIT, Series H ..................................................               1,959,867
     124,620     7.20% Pfd., REIT, Series M ..................................................               3,082,476
      23,538     7.375% Pfd., REIT, Series O .................................................                 583,272
      44,500     7.60% Pfd., REIT, Series L ..................................................               1,129,632
      45,000     7.95% Pfd., REIT, Series K ..................................................               1,182,825
               Public Storage, Inc.:
      25,100     6.18% Pfd., REIT, Series D ..................................................                 543,792
     122,850     6.45% Pfd., REIT, Series F ..................................................               2,788,081
      32,400     6.60% Pfd., REIT, Series C ..................................................                 740,826
       6,500     7.125% Pfd., REIT ...........................................................                 159,250
      44,200     7.50% Pfd., REIT, Series V ..................................................               1,112,956
       1,400     7.625% Pfd., REIT, Series T .................................................                  34,937
      48,600     8.00% Pfd., REIT, Series R ..................................................               1,217,187
     125,000   Regency Centers Corporation, 7.25% Pfd., REIT .................................               3,073,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            28,845,430
                                                                                                       ---------------
               MISCELLANEOUS INDUSTRIES -- 1.6%
---------------------------------------------------------------------------------------------------------------------------
       2,250   Centaur Funding Corporation, 9.08% Pfd. 04/21/20 144A**** .....................               2,540,835
      40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ...........................               3,086,800*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,627,635
                                                                                                       ---------------
              TOTAL PREFERRED SECURITIES
                 (Cost $274,282,867) .........................................................             272,759,012
                                                                                                       ---------------
CORPORATE DEBT SECURITIES -- 19.2%
               FINANCIAL SERVICES -- 1.6%
---------------------------------------------------------------------------------------------------------------------------
$  4,867,000   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ...........               4,444,179
      40,900   Saturns-GS, 6.00% 02/15/33, Series GS .........................................                 907,980
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,352,159
                                                                                                       ---------------
               INSURANCE -- 5.3%
---------------------------------------------------------------------------------------------------------------------------
      20,000   American Financial Group, Inc., 7.125% 02/03/34, Senior Note ..................                 489,200
$  2,000,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A**** ............................               1,914,700

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
-----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

CORPORATE DEBT SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
$  5,591,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ...........................         $     5,285,480
$  3,700,000   OneAmerica Financial Partners, 7.00% 10/15/33, 144A**** .......................               3,661,427
$  7,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes .......................               6,822,830
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            18,173,637
                                                                                                       ---------------
               UTILITIES -- 7.2%
---------------------------------------------------------------------------------------------------------------------------
      27,200   Corp-Backed Trust Certificates, 7.875% 02/15/32, Series Duke Capital ..........                 702,848
$  1,800,000   Duke Capital Corporation, 8.00% 10/01/19, Senior Notes ........................               2,062,791
$  4,000,000   Duquesne Light Holdings, 6.25% 08/15/35 .......................................               3,603,020
       5,000   Entergy Mississippi, Inc., 7.25%, 1st Mortgage ................................                 125,550
$  4,000,000   Indianapolis Power & Light Company, 6.60% 01/01/34, 1st Mortgage, 144A**** ....               3,969,140
$  4,000,000   Interstate Power & Light Company, 6.45% 10/15/33, Senior Notes ................               3,889,060
$  2,070,000   Oncor Electric Delivery Company, 7.25% 01/15/33 ...............................               2,234,441
$  2,500,000   PSEG Power LLC, 8.625% 04/15/31 ...............................................               3,102,925
$  1,200,000   TXU Corporation, 6.50% 11/15/24 ...............................................               1,103,922
$  4,000,000   Wisconsin Electric Power Company, 6.875% 12/01/95 .............................               4,146,780
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            24,940,477
                                                                                                       ---------------
               OIL AND GAS -- 2.6%
---------------------------------------------------------------------------------------------------------------------------
     356,200   Nexen, Inc., 7.35% Subordinated Notes .........................................               8,956,649(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,956,649
                                                                                                       ---------------
               MISCELLANEOUS INDUSTRIES -- 2.5%
---------------------------------------------------------------------------------------------------------------------------
      19,625   Ford Motor Company, 7.50% 06/10/43, Senior Notes ..............................                 332,252
$  6,265,000   General Motors Corporation, 8.80% 03/01/21 ....................................               4,818,067
      25,140   Maytag Corporation, 7.875% 08/01/31 ...........................................                 636,545
               Pulte Homes, Inc.:
      25,844     7.375% 06/01/46 .............................................................                 645,066
$  2,160,000     7.875% 06/15/32, Senior Notes ...............................................               2,294,341
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,726,271
                                                                                                       ---------------
               TOTAL CORPORATE DEBT SECURITIES
                  (Cost $70,728,919) .........................................................              66,149,193
                                                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2006 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                VALUE
------------                                                                                               -------

OPTION CONTRACTS -- 1.2%
       2,275   September Put Options on September U.S. Treasury Bond Futures, Expiring 08/25/06        $     4,286,250+
---------------------------------------------------------------------------------------------------------------------------
                  TOTAL OPTION CONTRACTS
                  (Cost $4,679,879) ..........................................................               4,286,250
                                                                                                       ---------------
MONEY MARKET FUND -- 0.8%
   2,629,510   BlackRock Provident Institutional, TempFund ...................................               2,629,510
---------------------------------------------------------------------------------------------------------------------------
                 TOTAL MONEY MARKET FUND
                 (Cost $2,629,510) ...........................................................               2,629,510
                                                                                                       ---------------
TOTAL INVESTMENTS (Cost $352,321,175***) .......................................        100.2%             345,823,965
OTHER ASSETS AND LIABILITIES (Net) .............................................         (0.2)%               (756,435)
                                                                                      -------          ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK .................        100.0%++       $   345,067,530
                                                                                      -------          ---------------
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE .......................................            (128,500,000)
                                                                                                       ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ...................................................         $   216,567,530
                                                                                                       ===============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**    Securities distributing Qualified Dividend Income only.

***   Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1)   Foreign Issuer

+     Non-income producing.

++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

        ABBREVIATIONS:

PFD. -- Preferred Securities

PVT. -- Private Placement Securities

REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2006 (UNAUDITED)
-----------------------------------------------------------

ASSETS:
  Investments, at value (Cost $352,321,175) ................................                  $ 345,823,965
  Receivable for Investments sold ..........................................                      5,022,253
  Dividends and interest receivable ........................................                      4,412,608
  Prepaid expenses .........................................................                        173,909
                                                                                              -------------
            Total Assets ...................................................                    355,432,735
LIABILITIES:
  Payable for securities purchased .........................................    $9,832,059
  Dividends payable to Common Stock Shareholders ...........................        98,227
  Investment advisory fee payable ..........................................       159,717
  Administration, Transfer Agent and Custodian fees payable ................        55,504
  Servicing Agent fees payable .............................................        16,656
  Professional fees payable ................................................        44,931
  Directors' fees payable ..................................................         5,406
  Accrued expenses and other payables ......................................        20,907
  Accumulated undeclared distributions to Auction Market Preferred
     Stock Shareholders ....................................................       131,798
                                                                                ----------
            Total Liabilities ..............................................                     10,365,205
                                                                                              -------------
AUCTION MARKET PREFERRED STOCK (5,140 SHARES OUTSTANDING)
  REDEMPTION VALUE .........................................................                    128,500,000
                                                                                              -------------

NET ASSETS AVAILABLE TO COMMON STOCK .......................................                  $ 216,567,530
                                                                                              =============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
  Distributions in excess of net investment income .........................                  $  (1,407,192)
  Accumulated net realized loss on investments sold ........................                     (6,721,960)
  Unrealized depreciation of investments ...................................                     (6,497,210)
  Par value of Common Stock ................................................                         97,763
  Paid-in capital in excess of par value of Common Stock ...................                    231,096,129
                                                                                              -------------

                  Total Net Assets Available to Common Stock ...............                  $ 216,567,530
                                                                                              =============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
    Common Stock (9,776,333 shares outstanding) ............................                  $       22.15
                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 2006 (UNAUDITED)
                     -----------------------------------------------------------

INVESTMENT INCOME:
     Dividends+ ............................................................                    $  5,812,869
     Interest ..............................................................                       5,714,668
                                                                                                ------------
          Total Investment Income ..........................................                      11,527,537
EXPENSES:
     Investment advisory fee ...............................................    $    942,435
     Servicing Agent fee ...................................................          98,734
     Administrator's fee ...................................................         131,995
     Auction Market Preferred broker commissions and
        auction agent fees .................................................         162,410
     Professional fees .....................................................          67,413
     Insurance expense .....................................................         102,340
     Transfer Agent fees ...................................................          44,982
     Directors' fees .......................................................          39,130
     Custodian fees ........................................................          21,019
     Chief Compliance Officer fees .........................................          19,694
     Other .................................................................          33,434
          Total Expenses ...................................................                       1,663,586
                                                                                                ------------
NET INVESTMENT INCOME ......................................................                       9,863,951
                                                                                                ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net realized gain on investments sold during the period ...............                       6,440,311
     Change in unrealized appreciation/depreciation of investments
        held during the period .............................................                      (8,025,203)
                                                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ............................                      (1,584,892)
                                                                                                ------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED
  STOCK SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions) ..........................................                      (2,880,779)
                                                                                                ------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
  FROM OPERATIONS ..........................................................                    $  5,398,280
                                                                                                ============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
----------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                                          MAY 31, 2006       YEAR ENDED
                                                                                          (UNAUDITED)     NOVEMBER 30, 2005
                                                                                       ----------------   -----------------
OPERATIONS:
     Net investment income .........................................................      $  9,863,951       $ 18,987,463
     Net realized gain/(loss) on investments sold during the period ................         6,440,311           (132,916)
     Change in net unrealized appreciation/depreciation of investments
        held during the period .....................................................        (8,025,203)        (8,284,351)
     Distributions to AMPS* Shareholders from net investment income,
          including changes in accumulated undeclared distributions ................        (2,880,779)        (3,970,354)
                                                                                          ------------       ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................         5,398,280          6,599,842
DISTRIBUTIONS:
     Dividends paid from net investment income to Common
        Stock Shareholders(1) ......................................................        (7,845,507)       (17,926,932)
                                                                                          ------------       ------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..............................        (7,845,507)       (17,926,932)
FUND SHARE TRANSACTIONS:
     Increase from shares issued under the Dividend Reinvestment and
        Cash Purchase Plan .........................................................                --            536,884
                                                                                          ------------       ------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
        RESULTING FROM FUND SHARE TRANSACTIONS .....................................                --            536,884
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON                                            ------------       ------------
    STOCK FOR THE PERIOD ...........................................................      $ (2,447,227)      $(10,790,206)
                                                                                          ============       ============

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period ...........................................................      $219,014,757       $229,804,963
     Net decrease in net assets during the period ..................................        (2,447,227)       (10,790,206)
                                                                                          ------------       ------------
     End of period (including distributions in excess of net investment
        income of ($1,407,192) and ($544,857), respectively) .......................      $216,567,530       $219,014,757
                                                                                          ============       ============

----------
*     Auction Market Preferred Stock.

(1)   May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                     -----------------------------------------------------------

      Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                                                     FOR THE
                                                                    SIX MONTHS          YEAR         YEAR          PERIOD FROM
                                                                       ENDED           ENDED        ENDED       AUGUST 29, 2003(1)
                                                                    MAY 31, 2006    NOVEMBER 30,  NOVEMBER 30,       THROUGH
                                                                    (UNAUDITED)         2005         2004        NOVEMBER 30, 2003
                                                                    ------------    ------------  ------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............................    $  22.40        $  23.56      $  24.33        $  23.82(2)
                                                                      --------        --------      --------        --------
INVESTMENT OPERATIONS:
Net investment income ............................................        1.01            1.94          1.95            0.30
Net realized and unrealized gain/(loss) on investments ...........       (0.17)          (0.86)        (0.55)           0.55
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income .......................................       (0.29)          (0.41)        (0.19)          (0.01)
From net realized capital gains ..................................          --              --            --              --
                                                                      --------        --------      --------        --------
Total from investment operations .................................        0.55            0.67          1.21            0.84
                                                                      --------        --------      --------        --------
COST OF ISSUANCE OF AMPS* ........................................          --              --          0.01           (0.17)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income .......................................       (0.80)          (1.83)        (1.99)          (0.16)
From net realized capital gains ..................................          --              --            --              --
                                                                      --------        --------      --------        --------
Total distributions to Common Stock Shareholders .................       (0.80)          (1.83)        (1.99)          (0.16)
                                                                      --------        --------      --------        --------
Net asset value, end of period ...................................    $  22.15        $  22.40      $  23.56        $  24.33
                                                                      ========        ========      ========        ========
Market value, end of period ......................................    $  19.60        $  19.70      $  24.15        $  25.16
                                                                      ========        ========      ========        ========
Total investment return based on net asset value** ...............        2.92%****       3.27%         5.22%           2.82%****(3)
                                                                      ========        ========      ========        ========
Total investment return based on market value** ..................        3.55%****     (11.41%)        4.30%           1.31%****(3)
                                                                      ========        ========      ========        ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's) ..................    $216,568        $219,015      $229,805        $235,499
     Operating expenses ..........................................        1.52%***        1.47%         1.51%           1.34%***
     Net investment income +  ....................................        6.36%***        6.51%         7.33%           4.86%***
-----------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate .....................................          38%****         38%           79%             56%****
     Total net assets available to Common and Preferred Stock,
       end of period (in 000's) ..................................    $345,068        $347,515      $358,305        $363,999
     Ratio of operating expenses to total average net assets
       available to Common and Preferred Stock ...................        0.96%***        0.94%         0.97%           1.11%***

*     Auction Market Preferred Stock.

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

***   Annualized.

****  Not annualized.

+ The net investment income ratios reflect income net of operating expenses and payments to AMPS* Shareholders. Information presented under heading Supplemental Data includes AMPS*.

(1)   Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

(3) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (August 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)
-----------------------------------------------------------

                                          TOTAL                                        DIVIDEND
                                        DIVIDENDS      NET ASSET         NYSE        REINVESTMENT
                                           PAID          VALUE       CLOSING PRICE     PRICE(1)
                                        ---------      ---------     -------------   ------------
December 31, 2005 .................      $0.1400         $22.59         $19.16          $19.39
January 31, 2006 ..................       0.1400          22.58          20.43           20.52
February 28, 2006 .................       0.1400          22.62          20.69           20.87
March 31, 2006 ....................       0.1275          22.41          19.81           19.89
April 30, 2006 ....................       0.1275          22.18          19.45           19.62
May 31, 2006 ......................       0.1275          22.15          19.60           19.80

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                     -----------------------------------------------------------

      The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                                            INVOLUNTARY          AVERAGE
                                           ASSET            LIQUIDATING           MARKET
                      TOTAL SHARES        COVERAGE          PREFERENCE            VALUE
        DATE         OUTSTANDING (1)    PER SHARE (2)        PER SHARE       PER SHARE(1)(3)
     -----------     ---------------    -------------       -----------      ---------------
      05/31/06*           5,140            $67,159            $25,000            $25,000
      11/30/05            5,140             67,650             25,000             25,000
      11/30/04            5,140             69,732             25,000             25,000
      11/30/03            5,140             70,831             25,000             25,000

----------
(1)   See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)   Excludes accumulated undeclared dividends.

*     Unaudited

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------------------

1.    ORGANIZATION

      Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to provide its common shareholders with high current income. The Fund's secondary investment objective is capital appreciation.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

      Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                     -----------------------------------------------------------

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on certain fixed income securities.

      OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

      The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

      REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

      FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

      Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

      Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2006 and 2005 was as follows:

                  DISTRIBUTIONS PAID IN FISCAL YEAR 2006             DISTRIBUTIONS PAID IN FISCAL YEAR 2005
                  --------------------------------------             --------------------------------------
               ORDINARY INCOME     LONG-TERM CAPITAL GAINS         ORDINARY INCOME     LONG-TERM CAPITAL GAINS
               ---------------     -----------------------         ---------------     -----------------------
Common               N/A                     N/A                     $17,926,932                  $0
Preferred            N/A                     N/A                     $ 3,970,354                  $0

      As of November 30, 2005, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis were as follows:

                                UNDISTRIBUTED       UNDISTRIBUTED             NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD    ORDINARY INCOME      LONG-TERM GAIN     APPRECIATION/(DEPRECIATION)
---------------------------    ---------------      --------------     ---------------------------
       ($10,046,633)               $758,939            $0                       ($177,148)

      At November 30, 2005, the composition of the Fund's $10,046,633 accumulated realized capital losses was $573,838, $8,529,240 and $943,555 in 2003, 2004 and 2005, respectively. These losses may be carried forward and offset against any future capital gains through 2011, 2012 and 2013, respectively. The Fund also had a Post October Capital loss deferral of $1,410,497.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                     -----------------------------------------------------------

      EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $8,401 of Federal excise taxes attributable to calendar year 2005 in March 2006.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

      Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund's average weekly total managed assets, 0.50% of the next $300 million of the Fund's average weekly total managed assets, and 0.45% of the Fund's average weekly total managed assets above $500 million.

      For purposes of calculating the fees to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

      Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

      PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

      PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to
Common Stock above $500 million, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities and accumulated dividends, if any, on Fund preferred shares. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

preference of any outstanding Fund preferred shares.

      PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets, and 0.005% of the Fund's average weekly total managed assets above $1 billion.

      The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

      The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.    PURCHASES AND SALES OF SECURITIES

      For the six months ended May 31, 2006,  the cost of purchases and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$138,716,679 and $129,651,607, respectively.

      At May 31, 2006, the aggregate cost of securities for federal income tax purposes was $354,026,316, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,673,581 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,875,932.

5.    COMMON STOCK

      At May 31, 2006, 240,000,000 shares of $0.01 par value Common Stock were authorized.

      Common Stock Transactions were as follows:

                                                              SIX MONTHS ENDED               YEAR ENDED
                                                                  5/31/06                     11/30/05
                                                           -----------------------     -----------------------
                                                             SHARES        AMOUNT        SHARES        AMOUNT
                                                           ---------     ---------     ---------     ---------
Shares issued under the Dividend Reinvestment and
  Cash Purchase Plan ..................................           --     $      --        22,381     $ 536,884
                                                           ---------     ---------     ---------     ---------

6.    AUCTION MARKET PREFERRED STOCK (AMPS)

      The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series T7 and W28, are senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                     -----------------------------------------------------------

both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

      The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

      An auction of the AMPS is generally held every 7 days for Series T7 and every 28 days for Series W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates.

      At May 31, 2006, 2,570 shares for each Series T7 and W28 of Auction Market Preferred Shares were outstanding at the annualized rate of 4.80% and 4.932% for Series T7 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.    PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable (hybrid) preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 50% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utility industry and at least 25% of its total assets issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

      The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in either case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

      The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

      In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.    SPECIAL INVESTMENT TECHNIQUES

      The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.    SECURITIES LENDING

      The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                     -----------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2006, $1,030 in brokerage commissions were incurred.

      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

      In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

      A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc., directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

      The  Plan is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

      The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund's total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 17, 2005. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.FCCLAYMORE.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

      The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2006. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                     -----------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

      In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

      Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 22, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

      On April 21, 2006, the Fund held its Annual Meeting of Shareholders (the "Meeting") for the following purpose: election of Directors of the Fund ("Proposal 1"). The results of the proposal are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS.

NAME                                                         FOR        WITHHELD
----                                                         ---        --------
COMMON STOCK
Morgan Gust ..........................................    9,052,930     132,865

NAME                                                         FOR        WITHHELD
----                                                         ---        --------
PREFERRED STOCK
Karen H. Hogan .......................................        3,223           3

      Donald F. Crumrine, David Gale, and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                     PRINCIPAL           NUMBER OF FUNDS
                                             TERM OF OFFICE         OCCUPATION(S)        IN FUND COMPLEX
NAME, ADDRESS,                POSITION(S)     AND LENGTH OF         DURING PAST              OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                     HELD WITH FUND    TIME SERVED*           FIVE YEARS             BY DIRECTOR       HELD BY DIRECTOR
-------                     --------------    ------------           ----------             -----------       ----------------
NON-INTERESTED
DIRECTORS:
DAVID GALE+                    Director     Class I Director    President & CEO of              4          Metromedia
Delta Dividend Group, Inc.                        since         Delta Dividend                             International Group, Inc.
220 Montgomery Street                          August 2003      Group, Inc.                                (telecommunications);
Suite 426                                                       (investments).                             Director, Flaherty &
San Francisco, CA 94104                                                                                    Crumrine Preferred
Age: 57                                                                                                    Income Fund, Flaherty
                                                                                                           & Crumrine Preferred
                                                                                                           Income Opportunity
                                                                                                           Fund and Flaherty &
                                                                                                           Crumrine/Claymore
                                                                                                           Preferred Securities
                                                                                                           Income Fund.

MORGAN GUST                    Director     Class II Director   President of Giant              4          CoBiz, Inc. (financial
Giant Industries, Inc.                            since         Industries, Inc.                           services); Flaherty &
23733 N. Scottsdale Road                       August 2003      (petroleum refining                        Crumrine Preferred
Scottsdale, AZ 85255                                            and marketing) since                       Income Fund,Flaherty
Age: 59                                                         March 2002; and for more                   & Crumrine Preferred
                                                                than five years prior                      Income Opportunity
                                                                thereto, Executive Vice                    Fund and Flaherty &
                                                                President, and various                     Crumrine/Claymore
                                                                other Vice President                       Preferred Securities
                                                                positions at Giant                         Income Fund.
                                                                Industries, Inc.

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                  CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

                  CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

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                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                     -----------------------------------------------------------
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                       PRINCIPAL           NUMBER OF FUNDS
                                             TERM OF OFFICE          OCCUPATION(S)         IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)       AND LENGTH OF           DURING PAST              OVERSEEN      OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND     TIME SERVED*            FIVE YEARS              BY DIRECTOR     HELD BY DIRECTOR
-------                    --------------     ------------            ----------              -----------     ----------------
NON-INTERESTED
DIRECTORS:
KAREN H. HOGAN+               Director      Class II Director   Retired; Community                 4        Flaherty & Crumrine
301 E. Colorado Boulevard                         since         Volunteer; from September                   Preferred Income Fund,
Suite 720                                       July 2005       1985 to January 1997,                       Flaherty & Crumrine
Pasadena, CA 91101                                              Senior Vice President of                    Preferred Income
Age: 45                                                         Preferred Stock                             Opportunity Fund and
                                                                Origination at Lehman                       Flaherty & Crumrine/
                                                                Brothers and previously,                    Claymore Preferred
                                                                Vice President of New                       Securities Income Fund.
                                                                Product Development.

ROBERT F. WULF                Director     Class III Director   Financial Consultant;              4        Flaherty & Crumrine
3560 Deerfield Drive South                        since         Trustee, University of                      Preferred Income Fund,
Salem, OR 97302                                August 2003      Oregon Foundation;                          Flaherty & Crumrine
Age: 69                                                         Trustee, San Francisco                      Preferred Income
                                                                Theological Seminary.                       Opportunity Fund and
                                                                                                            Flaherty & Crumrine/
                                                                                                            Claymore Preferred
                                                                                                            Securities Income Fund.
INTERESTED
DIRECTOR:
DONALD F. CRUMRINE++         Director,     Class III Director   Chairman of the Board              4        Flaherty & Crumrine
301 E. Colorado Boulevard    Chairman             since         and Director of Flaherty &                  Preferred Income Fund,
Suite 720                  of the Board        August 2003      Crumrine Incorporated.                      Flaherty & Crumrine
Pasadena, CA 91101           and Chief                                                                      Preferred Income
Age: 58                      Executive                                                                      Opportunity Fund and
                              Officer                                                                       Flaherty & Crumrine/
                                                                                                            Claymore Preferred
                                                                                                            Securities Income Fund.

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                  CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

                  CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

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Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

                                                                                               PRINCIPAL
                                                           TERM OF OFFICE                     OCCUPATION(S)
NAME, ADDRESS,                      POSITION(S)            AND LENGTH OF                      DURING PAST
AND AGE                           HELD WITH FUND            TIME SERVED                        FIVE YEARS
-------                           --------------            -----------                        ----------
OFFICERS:

ROBERT M. ETTINGER                   President                 Since               President and Director of Flaherty &
301 E. Colorado Boulevard                                   August 2003            Crumrine Incorporated.
Suite 720
Pasadena, CA 91101
Age: 47

R. ERIC CHADWICK                  Chief Financial              Since               Vice President and Director of
301 E. Colorado Boulevard          Officer, Vice            August 2003            Flaherty & Crumrine Incorporated;
Suite 720                            President                                     prior to August 2001, portfolio manager
Pasadena, CA 91101                 and Treasurer                                   of Flaherty & Crumrine Incorporated.
Age: 31

CHAD C. CONWELL                  Chief Compliance              Since               Chief Compliance Officer of Flaherty &
301 E. Colorado Boulevard          Officer, Vice             July 2005             Crumrine Incorporated since September
Suite 720                          President and                                   2005; since July 2005, Vice President of
Pasadena, CA 91101                   Secretary                                     Flaherty & Crumrine Incorporated; from
Age: 33                                                                            September 1998 through June 2005,
                                                                                   Attorney with Paul, Hastings, Janofsky
                                                                                   & Walker LLP.

BRADFORD S. STONE                 Vice President               Since               Vice President and Director of
392 Springfield Avenue             and Assistant            August 2003            Flaherty & Crumrine Incorporated;
Mezzanine Suite                      Treasurer                                     from June 2001 to April 2003, Director
Summit, NJ 07901                                                                   of US Market Strategy at Barclays
Age: 46                                                                            Capital.

NICHOLAS DALMASO                  Vice President               Since               Director of Claymore Group, LLC
2455 Corporate West Drive          and Assistant            August 2003            since January 2002. Senior Managing
Lisle, IL 60532                      Secretary                                     Director and General Counsel of
Age: 41                                                                            Claymore Securities, Inc. since
                                                                                   November 2001 and Claymore Advisors,
                                                                                   LLC since October 2003. Partner of DBN
                                                                                   Group, LLC since April 2001. Assistant
                                                                                   General Counsel of Nuveen Investments
                                                                                   from July 1999 to November 2001. Prior
                                                                                   to that, Vice President and Associate
                                                                                   General Counsel of Van Kampen
                                                                                   Investments.


--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                     -----------------------------------------------------------

                                                                                               PRINCIPAL
                                                           TERM OF OFFICE                     OCCUPATION(S)
NAME, ADDRESS,                      POSITION(S)            AND LENGTH OF                      DURING PAST
AND AGE                           HELD WITH FUND            TIME SERVED                        FIVE YEARS
-------                           --------------            -----------                        ----------
OFFICERS:
---------
CHRISTOPHER D. RYAN               Vice President               Since               Vice President of Flaherty & Crumrine
301 E. Colorado Boulevard                                    April 2005            Incorporated since February 2004;
Suite 720                                                                          October 2002 to February 2004,
Pasadena, CA 91101                                                                 Product Analyst of Flaherty & Crumrine
Age: 38                                                                            Incorporated. From 1999 to 2002, graduate
                                                                                   student.

LAURIE C. LODOLO                     Assistant                 Since               Assistant Compliance Officer of Flaherty
301 E. Colorado Boulevard           Compliance               July 2004             & Crumrine Incorporated since August
Suite 720                       Officer, Assistant                                 2004; since February 2004, Secretary of
Pasadena, CA 91101                 Treasurer and                                   Flaherty & Crumrine Incorporated; Since
Age: 42                         Assistant Secretary                                January 1987, Account Administrator of
                                                                                   Flaherty & Crumrine Incorporated.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

      During the six month period ended May 31, 2006, the Board of Directors of the Fund approved the continuation of the investment advisory agreement with the Adviser (the "Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Board members reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser's sound financial condition and the Adviser's commitment to its business, as evidenced by its hiring additional personnel as the business has grown. The Board members evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund employs and (ii) the Adviser's culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered the continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, and the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE

      The Board members considered the Fund's performance since inception, including its performance in recent fiscal periods, to determine whether the Fund had met its investment objective. The Board members determined that the Fund had done so, especially in light of existing extraordinary market conditions, which include rising short-term rates and a relatively flat yield curve, conditions that reduce hedging benefits. In reaching this conclusion, the Board members reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund, considered the costs and benefits of the Fund's hedging strategy in the relevant market environment and examined the differences between the Fund and certain funds in the comparison group, including the significant positions in common equities of a number of preferred stock funds. The Board members specifically recognized that the Fund had been in existence a relatively short time and that recent relative underperformance was attributable largely to the Fund's stated

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                     -----------------------------------------------------------

hedging strategies, which over time are expected to benefit the Fund, and the Fund's adherence to its respective investment mandate.

PROFITABILITY

      The Board members considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Board members concluded that the profitability to the Adviser was not excessive based on the considerable services it provides to the Fund, the Fund's relative performance over time, its success in meeting the Fund's investment objective and the Fund's relatively low expense ratio compared to funds with similar investment objectives and strategies. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE

      The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size; thus, the Adviser would not benefit from economies of scale. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Board members accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Board members noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale.

      In light of their discussions and considerations as described above, the Board members made the following determinations as to the Fund:

      o the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate and the quality of the services is high;

      o the Fund's overall performance was satisfactory, given market conditions;

      o the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information,
            (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

      o there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

      Based on these conclusions, the Board members determined that approval of the Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS

   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS

   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Nicholas Dalmaso
      Vice President and Assistant Secretary
   Christopher D. Ryan, CFA
      Vice President
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER

   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN
   FUND?

      o     If your shares are held in a Brokerage Account, contact your Broker.

      o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

                        PFPC Inc.
                        P.O. Box 43027
                        Providence, RI 02940-3027
                        1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Not applicable.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the  1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JULY 17, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JULY 17, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                           R. Eric Chadwick,  Chief Financial  Officer,
                           Treasurer  and  Vice  President
                           (principal financial officer)

Date              JULY 17, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.